                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Howard Root and Jerry Johnson, and each of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all (i) amendments (including post-effective amendments) and additions to a Registration Statement on Form S-1 for Vascular Solutions, Inc. and (ii) registration statements, and any and all amendments thereto (including post-effective amendments), relating to the offering contemplated pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or his or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated.

           Signature                          Title                          Date
           ---------                          -----                          ----

       /s/ Howard Root                Chief Executive Officer            April 13, 2000
------------------------------------  and Director
         Howard Root                  (principal executive officer)


       /s/ Jerry Johnson              Chief Financial Officer            April 13, 2000
------------------------------------  (principal financial officer and
         Jerry Johnson                principal accounting officer)


       /s/ Gary Gershony              Director                           April 13, 2000
------------------------------------
         Gary Gershony


       /s/ Gerard Langeler            Director                           April 13, 2000
------------------------------------
         Gerard Langeler


       /s/ Stephen Brandt             Director                           April 13, 2000
------------------------------------
         Stephen Brandt


       /s/ James Jacoby, Jr.          Director                           April 13, 2000
------------------------------------
         James Jacoby, Jr.
